SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 15, 2005

                         ASHLIN DEVELOPMENT CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

   Florida                          000-29245                        65-0452156
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  State of                         Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
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                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      This Amended Current Report on Form 8-K/A amends Items 4.01 and Item 9.01 (Exhibit 16.1) contained in our Current Report on Form 8-K which was filed with the Commission on December 21, 2005 (the "Original 8-K"). Item 3.02 contained in the Original 8-K is not being amended and is set forth again in this report without any changes.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

      On December 15, 2005, Ashlin Development Corporation, a Florida corporation ("we", "Ashlin" or the "Company"), privately issued 220.672 shares of its Series A Convertible Preferred Stock, $.001 par value per share ("Preferred Stock"), to accredited investors (the "Second Closing"). We had previously issued 679.328 shares of Preferred Stock as of November 30, 2005 (the "First Closing") and such issuance and the transactions relating thereto were reported in our Current Report on Form 8-K filed with the Commission on December 6, 2005.

      In connection with the Second Closing, the gross purchase price of $2,206,720 was paid by investors and, in connection with the First Closing, the gross purchase price of $6,793,280 had been paid by investors. Together, in the First Closing and the Second Closing, we issued 900 shares of Preferred Stock to investors and the investors paid an aggregate purchase price of $9,000,000. Our issuances of shares of Preferred Stock to investors in connection with the First Closing and the Second Closing were in exchange for the cancellation of the same number of shares of series A convertible preferred stock of Gales Industries Incorporated, a privately-held Delaware corporation ("Gales"), which merged into our wholly-owned subsidiary as of November 30, 2005 (the "Merger"). The investors had acquired such shares of Gales preferred stock by paying Gales (and its successor) the aggregate purchase price of $9,000,000 in connection with Gales' private offering to accredited investors of up to 900 shares of its series A convertible preferred stock, which offering was completed by Gales on the date of the First Closing with respect to 679.328 shares of its preferred stock and on the date of the Second Closing with respect to 220.672 shares of its preferred stock. The terms of our Preferred Stock and Gales series A convertible preferred stock are substantially the same.

      The 220.672 shares of Preferred Stock which we issued in the Second Closing (not taking into account additional shares of Preferred Stock issuable to the investors as dividends) are convertible at any time, at the option of the holders, into an aggregate of approximately 10,030,646 shares of our common stock, $.001 par value per share ("Common Stock") (or 45,455 shares of Common Stock for each share of Preferred Stock), and will automatically convert into shares of Common Stock if and when a registration statement covering such shares of Common Stock underlying the Preferred Stock is declared effective and such shares thereby become available for resale under the Securities Act of 1933, as amended.

      In connection with the Second Closing, GunnAllen Financial, Inc. acted as the placement agent and received: (i) a sales commission equal to 6%, and a management fee equal to 4%, of the aggregate purchase price of the preferred stock sold and (ii) a non-accountable expense allowance equal to 2% of the aggregate purchase price of the preferred stock sold. In addition, the placement agent received warrants, exercisable during a five-year term, to purchase the number of shares of Common Stock (1,003,065 shares) equal to 10% of the number of shares of Common Stock into which the Preferred Stock sold in the Second Closing may be converted. Such warrants have a "cashless exercise" feature and are exercisable at $0.22 per share.


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

      We believe that the issuances of our securities in connection with the First Closing and the Second Closing were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

Item 4.01 CHANGES IN REGISTRANT'S CETIFYING ACCOUNTANT.

            (a) On December 15, 2005, the Company appointed the firm of Goldstein Golub Kessler LLP ("GGK") as the Company's independent auditor and, as of such date, dismissed the firm of Daszkal Bolton LLP ("DB"), which had been serving as the Company's independent auditor up to such date. The change in auditors is in connection with the Merger which occurred on November 30, 2005 and the change in control of the Company relating thereto.

            (b) The reports of DB on the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that such reports of DB express "substantial doubt about the Company's ability to continue as a going concern" and state that "The financial statements do not include any adjustments that might result from the outcome of this uncertainty". These "going concern" qualifications relate only to periods prior to the Merger and do not relate to the financial statements of Gales or Air Industries Machining, Corp. During the fiscal years ending December 31, 2004 and December 31, 2003 and the period from January 1, 2005 to December 15, 2005, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with DB as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

            (c) The Company has not consulted with GGK regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

            (d) A letter of DB addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this amended report on Form 8-K/A. Such letter states that such firm agrees with the statements made by the Company in this Item 4.01 as they refer to such firm.

            (e) The dismissal of DB and appointment of GGK as the Company's independent auditor was approved by the Board of Directors of the Company on December 15, 2005.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits


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

Exhibit No.
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16.1                 Letter of Daszkal Bolton LLP to the Securities and Exchange
                     Commission pursuant to the requirements of Item 304(a)(3) of Regulation S-K.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amended Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2005

                                        ASHLIN DEVELOPMENT CORPORATION


                                        By: /s/ Michael A. Gales
                                            ------------------------------------
                                            Michael A. Gales, Executive Chairman


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